                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  January 15, 1999
                              (December 31, 1998)


                               HEALTH POWER, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      0-23220              31-1145640
-------------------------------         -----------        -------------------
(State or other jurisdiction of         (Commission          (IRS Employer
         incorporation)                 File Number)       Identification No.)

     1209 Orange Street, Wilmington, Delaware                    19801
     ----------------------------------------                  ----------
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (302) 658-7581


                                   No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.

         On December 31, 1998, CompManagement, Inc., an Ohio corporation ("CompManagement") and a wholly owned subsidiary of Health Power, Inc., a Delaware corporation, purchased all of the outstanding capital stock of M&N Risk Management, Inc. and M&N Enterprises, Inc., both Ohio corporations (collectively, "M&N"), from Century Business Services, Inc., a Delaware corporation, and CBSI Management Co., an Ohio corporation. The purchase was made pursuant to the terms of a Stock Purchase Agreement dated December 31, 1998 (the "Stock Purchase Agreement"), among CompManagement, Century Business Services, Inc., CBSI Management Co., and M&N. M&N Risk Management, Inc. and M&N Enterprises, Inc. are each indirect, wholly owned subsidiaries of Century Business Services, Inc.

         CompManagement is a third-party administrator for workers' compensation claims in Ohio, providing claims management, medical cost containment, and managed care services to approximately 13,000 employers. M&N is also a third-party administrator for workers' compensation claims in Ohio, providing services to approximately 4,500 employers.

         The consideration paid by CompManagement for all of the outstanding capital stock of M&N was determined through negotiation by the parties. The aggregate purchase price was $6,000,000, which CompManagement paid by delivering at the closing $3,000,000 cash and a promissory note in the amount of $3,000,000 to Century Business Services, Inc. and CBSI Management, Inc. CompManagement financed the cash portion of the purchase price through a loan from National City Bank in the amount of $3,000,000. The Stock Purchase Agreement provides for a post-closing adjustment of the purchase price based upon the net tangible book value of M&N as of December 31, 1998.

         Prior to the execution of the Stock Purchase Agreement, there was no material relationship between Health Power, Inc. or CompManagement and Century Business Services, Inc., CBSI Management, Inc., or M&N or any of their affiliates, any directors or officers, or any associates of any such directors or officers.

         The description contained herein of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached hereto as Exhibit 2 and incorporated herein by reference.





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Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

     As of the date of the filing of this Current Report on Form 8-K, it is impracticable for Health Power, Inc. to provide the financial statements required by this Item 7(a). No such financial statements are presently available. In accordance with Item 7(a)(4) of Form 8-K, the required financial statements will be filed by amendment under cover of Form 8-K/A no later than 60 days after January 15, 1999.

         (b) Pro Forma Financial Information

     As of the date of the filing of this Current Report on Form 8-K, it is impracticable for Health Power, Inc. to provide the pro forma financial information required by this Item 7(b). No such pro forma financial information is presently available. In accordance with Item 7(b)(2) of Form 8-K, the required pro forma financial information will be filed by amendment under cover of Form 8-K/A no later than 60 days after January 15, 1999.

         (c) Exhibits.

     The following documents related to the acquisition of all of the outstanding capital stock of M&N are being filed as an exhibit to this Form 8-K:

Exhibit
No.               Description of Exhibit
-------           ----------------------
2                 Stock Purchase Agreement dated December 31, 1998 among CompManagement,
                  Century Business Services, Inc., CBSI Management Co., and M&N

99(a)             Commercial Note dated December 31, 1998, from CompManagement to National City Bank.

99(b)             Press release issued by CompManagement on January 4, 1999.


         Schedules and exhibits to the Stock Purchase Agreement have not been filed because Health Power, Inc. believes that they do not contain information material to an investment decision which is not otherwise disclosed in the Stock Purchase Agreement. A list has been attached to the Stock Purchase Agreement briefly identifying the contents of the omitted schedules and exhibits. Health Power, Inc. hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon its request.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HEALTH POWER, INC.



Date:  January 15, 1999                       By /s/ Bernard F. Master, D.O.
                                                 --------------------------
                                                 Bernard F. Master, D.O.
                                                 Chairman, President, and Chief
                                                 Executive Officer


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                                  EXHIBIT INDEX



Exhibit
No.               Description of Exhibit
-------           ----------------------
2                 Stock Purchase Agreement dated December 31, 1998 among CompManagement,
                  Century Business Services, Inc., CBSI Management Co., and M&N

99(a)             Commercial Note dated December 31, 1998, from CompManagement to National City Bank.

99(b)             Press release issued by CompManagement on January 4, 1999.